Exhibit 99.1

Additional Information:	For Immediate Release
Thomas A. Bessant, Jr.
(817) 335-1100

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CASH AMERICA FOURTH QUARTER EARNINGS INCREASE 49%

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Fort Worth, Texas (January 27, 2005) — - Cash America International, Inc. (NYSE: CSH) announced today that income from continuing operations was $13,716,000 (46 cents per share) for the fourth quarter of 2004, up 49% from $9,203,000 (32 cents per share) for the same period in 2003. The increase in earnings was largely due to a 21% increase in total revenue for the three-month period ended December 31, 2004 to $140,781,000 from $115,972,000 in the final quarter of 2003. Net income of $14.4 million for the quarter was up 25% in 2004 compared to 2003. Discontinued operations represent the sale of the Company’s European lending operations that was completed in September of 2004.

Commenting on the results for the fourth quarter, Daniel R. Feehan, President and Chief Executive Officer said, “Revenue levels from all aspects of the Company’s business posted solid gains over the prior year leading to a strong finish to our fiscal year. Combined fees and service charges on pawn loans and short-term cash advances were up 31% to $61 million. We also enjoyed a very good increase in sales activity in December driving a 15% increase in proceeds from disposition of merchandise in the fourth quarter of 2004 compared to the prior year. These two components led to a 26% increase in net revenue, which allowed us to achieve earnings that represent the best year in the Company’s history thus far.

The results of the fourth quarter of 2004 conclude a fiscal year in which total revenue rose 21% to $469.5 million from $388.6 million in 2003. In addition, income from continuing operations was up 59% for 2004 to $35.0 million ($1.18 per share) compared to 22.0 million (83 cents per share) in 2003. During the year, Cash America added 142 net lending locations, including the 41-store purchase of SuperPawn, which was closed late in the fourth quarter, representing a 26% increase in Company-owned stores in 2004.

Cash America will conduct a conference call to discuss its fourth quarter earnings Thursday, January 27th at 3:45 PM CST. A live web cast of the call will be available on the home page of the Company’s corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Forward-Looking Information
The outlook for earnings in 2005 is based on continued increased demand for both short-term cash advances and pawn loans and the development of lending locations added over the last 12 months. The Company enters fiscal 2005 with higher levels of earning assets, which positions it for additional revenue growth. In addition, the Company completed in mid-December the acquisition of the operations of a 41 store chain of pawn lending locations based in Las Vegas, Nevada and 32 locations purchased in early fall of 2004 that offer cash advances in southern California. These acquired operations will be an important component of the expected earnings growth in 2005. Also, the Company has added a large number of de novo lending locations, which primarily offer short-term cash advances to individuals, during the last two years, including 42 opened in the last six months of 2004. Management expects these locations to provide earnings growth after a brief period of start-up losses, which could cause some dampening in near term earnings expansion. Based on these factors management has modified its expectations upward for fiscal 2005 earnings per share from continuing operations to between $1.63 to $1.76, up slightly from it previously announced range of between $1.62 and $1.72 per share. These earnings will be heavily weighted in the first and fourth quarters of fiscal 2005 consistent with the Company’s seasonal business cycle. In the near term, management expects earnings per share from continuing operations for the first quarter of fiscal 2005 to be between 45 and 47 cents per share compared to 31 cents per share in the first quarter of 2004.

--more--

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 839 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 452 locations in 21 states under the brand names Cash America Pawn and SuperPawn. The Company also offers short-term cash advances in many of its U.S. locations, including 78 locations that offer only this service under the brand name Cash America Payday Advance. In addition, the Company provides short-term cash advances and check cashing through its 175 “Cashland” consumer finance centers, and check cashing services through its 134 franchised and Company-owned “Mr. Payroll” check cashing centers.

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (“the Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company’s services, the actions of third parties who offer products and services at the Company’s locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company’s business, and other risks indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes”, “estimates”, “plans”, “expects”, “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

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CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Consolidated Operations:
Total revenue	$140,781	$115,972	$469,478	$388,635
Net revenue	92,670	73,602	315,612	241,179
Total operating expenses	70,745	56,766	254,199	199,360

Income from operations	$21,925	$16,836	$61,413	$41,819

Income from continuing operations before income taxes	$21,364	$14,520	$55,023	$34,325

Income from Continuing Operations	$13,716	$9,203	$34,965	$22,030

Income from Discontinued Operations before Gain on Disposition	$—	$2,371	$6,455	$8,006

Gain on Disposition of Discontinued Operations	$726	$—	$15,415	$—
Net income	$14,442	$11,574	$56,835	$30,036

Net income per share:
Basic —
Income from continuing operations	$0.48	$0.33	$1.23	$0.86
Net income	$0.50	$0.41	$2.00	$1.17
Diluted —
Income from continuing operations	$0.46	$0.32	$1.18	$0.83
Net income	$0.48	$0.40	$1.92	$1.13

Weighted average shares:
Basic	28,765	28,077	28,402	25,586
Diluted	29,884	28,921	29,584	26,688

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME AND DILUTED EARNINGS PER SHARE
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004		2003
Income from continuing operations	$13,716	$9,203	$34,965		$22,030
Income from discontinued operations	—	2,371	6,455	(1)	8,006

	13,716	11,574	41,420		30,036

Gain on disposition of discontinued operations	726	—	15,415		—

Net income	$14,442	$11,574	$56,835		$30,036

Diluted earnings per share:
Income from continuing operations	$0.46	$0.32	$1.18		$0.83
Income from discontinued operations	—	0.08	0.22		0.30

	0.46	0.40	1.40		1.13

Gain on disposition of discontinued operations	0.02	—	0.52		—

Net income	$0.48	$0.40	$1.92		$1.13

(1)	For the period from January 1, 2004 through September 7, 2004 (the date of sale).

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,
	2004	2003
Assets

Current assets:
Cash and cash equivalents	$15,103	$11,959
Pawn loans	109,353	81,154
Cash advances, net	36,490	28,401
Merchandise held for disposition, net	67,050	49,432
Finance and service charges receivable	20,458	15,667
Other receivables and prepaid expenses	10,547	6,612
Income taxes recoverable	—	2,853
Deferred tax assets	9,293	6,868
Current assets of discontinued operations	—	82,265

Total current assets	268,294	285,211
Property and equipment, net	87,612	67,852
Goodwill	164,073	99,084
Intangible assets, net	24,361	4,717
Other assets	10,825	2,595
Non-current assets of discontinued operations	—	30,128

Total assets	$555,165	$489,587

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued expenses	$33,854	$34,416
Customer deposits	5,686	4,102
Income taxes currently payable	2,505	—
Current portion of long-term debt	16,786	8,286
Current liabilities of discontinued operations	—	4,742

Total current liabilities	58,831	51,546

Deferred tax liabilities	10,999	5,052
Other liabilities	1,559	1,450
Long-term debt	149,840	139,754
Non-current liabilities of discontinued operations	—	15,292

Stockholders’ equity:
Common stock, $.10 par value per share, 80,000,000 shares authorized; 30,235,164 shares issued in 2004 and 2003	3,024	3,024
Additional paid-in capital	154,294	141,867
Retained earnings	187,860	141,642
Accumulated other comprehensive income	—	7,995
Notes receivable secured by common stock	(2,488)	(2,488)
Treasury shares, at cost (938,386 shares in 2004 and 2,040,180 shares in 2003)	(8,754)	(15,547)

Total stockholders’ equity	333,936	276,493

Total liabilities and stockholders’ equity	$555,165	$489,587

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
		(Unaudited)
Revenue
Finance and service charges	$30,198	$26,831	$110,495	$100,699
Proceeds from disposition of merchandise.	77,734	67,870	250,291	236,032
Cash advance fees	30,762	19,582	99,202	46,955
Check cashing royalties and fees	2,087	1,689	9,490	4,949

Total Revenue	140,781	115,972	469,478	388,635

Cost of Revenue
Disposed merchandise	48,111	42,370	153,866	147,456

Net Revenue	92,670	73,602	315,612	241,179

Expenses
Operations	48,117	40,470	173,277	142,816
Cash advance loss provision	8,089	3,655	23,529	10,756
Administration	9,644	8,808	40,183	32,519
Depreciation and amortization	4,895	3,833	17,210	13,269

Total Expenses	70,745	56,766	254,199	199,360

Income from Operations	21,925	16,836	61,413	41,819

Interest expense	1,884	2,357	8,148	8,817
Interest income	(439)	(41)	(642)	(310)
Foreign currency transaction gain	(884)	—	(1,116)	—
Gain from disposal of asset	—	—	—	(1,013)

Income from Continuing Operations before Income Taxes	21,364	14,520	55,023	34,325
Provision for income taxes	7,648	5,317	20,058	12,295

Income from Continuing Operations	13,716	9,203	34,965	22,030

Discontinued Operations
Income from discontinued operations (including gain on disposal of $121 and $19,023 for 2004 periods, respectively)	121	3,539	28,284	11,809
Provision for income taxes (including income taxes (benefits) of $(605) and $3,608 on gain on disposal for the 2004 periods, respectively)	(605)	1,168	6,414	3,803

Income from discontinued operations	726	2,371	21,870	8,006

Net Income	$14,442	$11,574	$56,835	$30,036

Net income per share:
Basic —
Income from continuing operations	$0.48	$0.33	$1.23	$0.86
Income from discontinued operations	0.03	0.08	0.77	0.31
Net income	$0.50	$0.41	$2.00	$1.17
Diluted —
Income from continuing operations	$0.46	$0.32	$1.18	$0.83
Income from discontinued operations	0.02	0.08	0.74	0.30
Net income	$0.48	$0.40	$1.92	$1.13

Weighted average common shares outstanding:
Basic	28,765	28,077	28,402	25,586
Diluted	29,884	28,921	29,584	26,688
Dividends declared per common share	$0.0175	$0.0175	$0.3700	$0.0650

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA – CONTINUING OPERATIONS
($ in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
PAWN LENDING OPERATIONS:
Pawn loans
Annualized yield on pawn loans	131.0%	129.8%	131.1%	128.4%
Total amount of pawn loans written and renewed	$85,255	$77,576	$336,021	$313,264
Average pawn loan balance outstanding	$91,690	$81,986	$84,283	$78,432
Average pawn loan balance per average location in operation	$225	$207	$211	$199
Average pawn loan amount at end of period (not in thousands)	$89	$86	$89	$86
Profit margin on disposition of merchandise as a percentage of proceeds from disposition of merchandise	38.1%	37.6%	38.5%	37.5%
Average annualized merchandise turnover	3.1x	3.2x	3.0x	3.1x
Average balance of merchandise held for disposition per average location in operation	$150	$132	$130	$122
Pawnshop locations in operation —
Beginning of period, owned	398	396	398	396
Acquired	42	1	42	7
Start-ups	1	1	3	1
Combined or closed	—	—	(2)	(6)
End of period, owned	441	398	441	398
Franchise locations at end of period	11	7	11	7
Total pawnshop locations at end of period	452	405	452	405
Average number of owned pawnshop locations in operation	408	397	399	394

Cash advances
Total amount of cash advances written (a)	$65,709	$47,097	$220,303	$172,667
Number of cash advances written (not in thousands) (a)	198,716	157,318	675,008	584,690
Average amount per cash advance (not in thousands) (a)	$331	$299	$326	$295
Combined cash advances outstanding (a)	$18,318	$13,612	$18,318	$13,612
Cash advances outstanding per location at end of period(a)	$43	$35	$43	$35
Cash advances outstanding before allowance for losses (b)	$11,301	$11,961	$11,301	$11,961
Locations offering cash advances at end of period	425	390	425	390
Average number of locations offering cash advances	399	387	391	385

CASH ADVANCE OPERATIONS (c):
Total amount of cash advances written (a)	$141,415	$79,244	$427,443	$127,851
Number of cash advances written (not in thousands) (a)	407,481	234,408	1,252,177	380,770
Average amount per cash advance (not in thousands) (a)	$347	$338	$341	$336
Combined cash advances outstanding (a)	$33,352	$20,045	$33,352	$20,045
Cash advances outstanding per location at end of period (a)	$132	$130	$132	$130
Cash advances outstanding before allowance for losses (b)	$29,547	$19,833	$29,547	$19,833
Cash advance locations in operation —
Beginning of period	230	145	154	2
Acquired	—	?	32	121
Start-ups	23	9	72	31
Combined or closed	—	—	(5)	—
End of period	253	154	253	154
Average number of locations in operation	243	151	192	70

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA – CONTINUING OPERATIONS (Continued)
($ in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
CHECK CASHING OPERATIONS (Mr. Payroll) (d):
Face amount of checks cashed	$272,829	$261,607	$1,132,627	$1,089,364
Gross fees collected	$3,686	$3,571	$15,660	$15,266
Fees as a percentage of checks cashed	1.4%	1.4%	1.4%	1.4%
Average check cashed (not in thousands)	$353	$337	$372	$358
Centers in operation at end of period	134	135	134	135
Average centers in operation for period	131	134	135	136

(a)	Includes cash advances made by the Company and cash advances made by third-party banks offered at the Company’s locations.

(b)	Amounts recorded in the Company’s consolidated financial statements.

(c)	Includes Cashland and Cash America Payday Advance locations.

(d)	Includes franchised and company-owned locations.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED CASH ADVANCES OUTSTANDING
($ in thousands)

	December 31,
	2004	2003
Originated by the Company
Active cash advances and fees receivable	$23,967	$17,107
Cash advances and fees in collection	5,376	4,014

Total originated by the Company	29,343	21,121

Originated by banks
Active cash advances and fees receivable	17,532	9,891
Cash advances and fees in collection	4,795	2,646

Total originated by banks	22,327	12,537

Combined gross portfolio	51,670	33,658
Less: Elimination of cash advances owned by banks	10,150	1,335
Less: Discount on cash advances assigned by banks	672	529

Company cash advances and fees receivable, gross	40,848	31,794
Less: Allowance for losses	4,358	3,393

Cash advances and fees receivable, net	$36,490	$28,401

ALLOWANCE FOR LOSSES ON CASH ADVANCES
($ in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Company Owned Cash Advances

Balance at beginning of period	$4,592	$3,778	$3,393	$1,319
Cash advance loss provision	8,031	3,657	23,242	11,130
Charge-offs	(10,136)	(5,176)	(29,833)	(12,453)
Recoveries	1,871	1,134	7,556	3,397

Balance at end of period	$4,358	$3,393	$4,358	$3,393

Accrual for Bank Owned Cash Advances
Balance at beginning of period	$284	$57	$55	$429
Increase (decrease) in loss provision	58	(2)	287	(374)

Balance at end of period	$342	$55	$342	$55

Combined Statistics

Combined cash advance loss provision	$8,089	$3,655	$23,529	$10,756

Combined cash advance loss provision as a % of combined cash advances written	3.9%	2.9%	3.6%	3.6%

Charge-offs (net of recoveries) as a % of combined cash advances written	4.0%	3.2%	3.4%	3.0%

Combined allowance for losses and accrued bank losses as a % of combined gross portfolio	9.1%	10.2%	9.1%	10.2%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(in thousands)

	(Unaudited)
	Pawn	Cash	Check
	Lending	Advance	Cashing	Consolidated
Three Months Ended December 31, 2004:

Revenue
Finance and service charges	$30,198	$—	$—	$30,198
Proceeds from disposition of merchandise	77,734	—	—	77,734
Cash advance fees	9,502	21,260	—	30,762
Check cashing royalties and fees	—	1,269	818	2,087

Total revenue	117,434	22,529	818	140,781
Cost of revenue — disposed merchandise	48,111	—	—	48,111

Net revenue	69,323	22,529	818	92,670

Expenses
Operations	35,595	12,158	364	48,117
Cash advance loss provision	2,729	5,360	—	8,089
Administration	6,489	2,908	247	9,644
Depreciation and amortization	3,257	1,527	111	4,895

Total expenses	48,070	21,953	722	70,745

Income from operations	$21,253	$576	$96	$21,925

As of December 31, 2004:

Total assets	$442,420	$105,650	$7,095	$555,165

Three Months Ended December 31, 2003:

Revenue
Finance and service charges	$26,831	$—	$—	$26,831
Proceeds from disposition of merchandise	67,870	—	—	67,870
Cash advance fees	7,310	12,272	—	19,582
Check cashing royalties and fees	—	856	833	1,689

Total revenue	102,011	13,128	833	115,972
Cost of revenue — disposed merchandise	42,370	—	—	42,370

Net revenue	59,641	13,128	833	73,602

Expenses
Operations	33,325	6,795	350	40,470
Cash advance loss provision	1,380	2,275	—	3,655
Administration	7,016	1,613	179	8,808
Depreciation and amortization	2,826	853	154	3,833

Total expenses	44,547	11,536	683	56,766

Income from operations	$15,094	$1,592	$150	$16,836

As of December 31, 2003:
Total assets	$302,368	$67,298	$7,528	$377,194

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
YEARS ENDED DECEMBER 31, 2004 AND 2003
(in thousands)

	(Unaudited)
	Pawn	Cash	Check
	Lending	Advance	Cashing	Consolidated
Year Ended December 31, 2004:

Revenue
Finance and service charges	$110,495	$—	$—	$110,495
Proceeds from disposition of merchandise	250,291	—	—	250,291
Cash advance fees	32,952	66,250	—	99,202
Check cashing royalties and fees	—	5,904	3,586	9,490

Total revenue	393,738	72,154	3,586	469,478
Cost of revenue — disposed merchandise	153,866	—	—	153,866

Net revenue	239,872	72,154	3,586	315,612

Expenses
Operations	134,878	36,982	1,417	173,277
Cash advance loss provision	8,750	14,779	—	23,529
Administration	30,034	9,178	971	40,183
Depreciation and amortization	11,984	4,754	472	17,210

Total expenses	185,646	65,693	2,860	254,199

Income from operations	$54,226	$6,461	$726	$61,413

Year Ended December 31, 2003:

Revenue
Finance and service charges	$100,699	$—	$—	$100,699
Proceeds from disposition of merchandise	236,032	—	—	236,032
Cash advance fees	27,017	19,938	—	46,955
Check cashing royalties and fees	—	1,381	3,568	4,949

Total revenue	363,748	21,319	3,568	388,635
Cost of revenue — disposed merchandise	147,456	—	—	147,456

Net revenue	216,292	21,319	3,568	241,179

Expenses
Operations	130,076	11,179	1,561	142,816
Cash advance loss provision	6,435	4,321	—	10,756
Administration	29,177	2,598	744	32,519
Depreciation and amortization	11,349	1,387	533	13,269

Total expenses	177,037	19,485	2,838	199,360

Income from operations	$39,255	$1,834	$730	$41,819